SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest Event
Reported):		27-Aug-01


Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2001-9

(Exact name of registrant as specified in its charter)


Delaware		333-49820-08		13-3320910
(State or Other		(Commission		(I.R.S. Employer
Jurisdiction		File Number) 	Identification No.)
of Incorporation)



	11 Madison Avenue
	New York, New York  			10010
	(Address of Principal 			(Zip Code)
	Executive Offices)

Registrant's telephone number, including area code	(212) 325-2000


Item 5.	Other Events.


On behalf of CSFB Mortgage Acceptance Corp.,
Series 2001-9 Mortgage Pass-Through Certificates, a Trust
created pursuant to the Pooling and Servicing Agreement, dated
March 1, 2001 by Bank One, as trustee
for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated"				27-Aug-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current
Commission policy in the area.  The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2031.



A. 	Monthly Report Information:
	See Exhibit No. 1

B.	Have any deficiencies occurred?   NO.
		Date:
		Amount:

C.	Item 1: Legal Proceedings:			NONE

D.	Item 2: Changes in Securities:			NONE

E. Item 4: Submission of Matters to a Vote of Certifi-cateholders: NONE

F.	Item 5: Other Information - Form 10-Q, Part II -
	Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statements and Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2001-9


STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

	Beginning			Principal	Remaining
Class	Balance	Principal	Interest	Loss	Balance
I-A-1	83672396	4454815	488089	0	79217581
I-A-2	6000000	0	35000	0	6000000
I-A-3	6927000	0	40408	0	6927000
I-A-4	13349000	0	77869	0	13349000
I-A-5	1959000	0	11428	0	1959000
I-A-6	2011000	0	11731	0	2011000
I-A-7	1489000	0	8686	0	1489000
I-A-8	1364000	0	7957	0	1364000
I-A-9	37841943	N/A	148451	0	36348890
I-A-10	37841943	1493052	135364	0	36348890
I-A-11	1081856	0	0	0	1089970
I-A-12	5368800	204819	N/A	0	5163981
II-A-1	48248556	1429731	173393	0	46818825
II-A-2	48248556	N/A	168367	0	46818825
II-A-3	3209448	0	0	0	3232181
II-A-4	2958217	80885	N/A	0	2877332
II-A-5	46163134	1262222	326989	0	44900912
III-A-1	46704521	2415637	291903	0	44288883
III-A-2	6809000	0	42783	0	6809000
I-X-1	3898022	N/A	23551	0	3708607
I-X-2	358140	N/A	2164	0	357881
II-X	201656	N/A	1386	0	167663
III-X	272878	N/A	1715	0	272672
II-P	25429	15	0	0	25414
III-P	144094	111	0	0	143984
B-1	4938438	3122	31424	0	4935317
B-2	2089312	1321	13295	0	2087992
B-3	949742	600	6043	0	949142
B-4	379857	240	2417	0	379617
B-5	569885	360	3626	0	569525
B-6	569829	360	3626	0	569469
A-R	0	0	0	0	0
TOTAL:	324823457	11347291	2057664	0	313507014

	Beginning
	Current Prin	Principal 		Remaining
Class	Amount	Distribution	Interest	Balance
I-A-1	861.40648	45.86227	5.02487	815.54421
I-A-2	1000.00000	0.00000	5.83333	1000.00000
I-A-3	1000.00000	0.00000	5.83333	1000.00000
I-A-4	1000.00000	0.00000	5.83333	1000.00000
I-A-5	1000.00000	0.00000	5.83333	1000.00000
I-A-6	1000.00000	0.00000	5.83333	1000.00000
I-A-7	1000.00000	0.00000	5.83333	1000.00000
I-A-8	1000.00000	0.00000	5.83334	1000.00000
I-A-9	893.31523	0.00000	3.50440	858.06952
I-A-10	893.31523	35.24571	3.19546	858.06952
I-A-11	1030.33919	0.00000	0.00000	1038.06673
I-A-12	896.62947	34.20631	N/A	862.42316
II-A-1	804.14260	23.82886	2.88989	780.31375
II-A-2	804.14260	0.00000	2.80612	780.31375
II-A-3	1028.62789	0.00000	0.00000	1035.91401
II-A-4	815.23926	22.29079	N/A	792.94846
II-A-5	815.23925	22.29079	5.77461	792.94846
III-A-1	762.09571	39.41689	4.76310	722.67883
III-A-2	1000.00000	0.00000	6.28333	1000.00000
I-X-1	883.24700	0.00000	5.33628	840.32791
I-X-2	915.49393	0.00000	5.53110	914.83138
II-X	747.62839	0.00000	5.13996	621.60058
III-X	937.26122	0.00000	5.88911	936.55373
II-P	509.91458	0.30039	N/A	509.61419
III-P	928.78454	0.71495	N/A	928.06959
B-1	997.52322	0.63054	6.34740	996.89268
B-2	997.52323	0.63054	6.34740	996.89269
B-3	997.52322	0.63054	6.34740	996.89268
B-4	997.52321	0.63054	6.34740	996.89267
B-5	997.52323	0.63054	6.34740	996.89268
B-6	997.52349	0.63026	6.34739	996.89324
A-R	0.00000	0.00000	0.00000	0.00000

			SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

			CSFB MORTGAGE ACCEPTANCE CORP.
		By: /s/ Mary Fonti
		Name:	Mary Fonti
		Title:	Trust Officer
			Bank One

	Dated:	8/31/01